Exhibit 10.37
                                                                   -------------



                               FIRST AMENDMENT TO
                           TERM LOAN A AND B AGREEMENT




Paragon Technologies, Inc., formerly
SI Handling Systems, Inc. and Ermanco Incorporated
600 Kuebler Road
Easton, Pennsylvania 18040
(Hereinafter referred to as "Borrower")

Wachovia Bank, National Association
702 Hamilton Street
Allentown, Pennsylvania 18101
(Hereinafter referred to as "Bank")

         THIS FIRST AMENDMENT TO TERM LOAN A AND B LOAN AGREEMENT is entered into as of August 4, 2003 by and between Bank and Borrower.

                                    RECITALS

         Bank is the holder of a promissory note (Term Loan B) executed and delivered by Borrower, dated June 5, 2003, in the original principal amount of $2,012,500.00 (the "Note"); and certain other loan documents, including without limitation, a Loan Agreement, dated June 5, 2003 (the "Loan Agreement").

         Borrower and Bank have agreed to modify the terms of the Loan
Agreement.

         In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoices sent to Borrower with respect to the Obligations under the Note is correct.

MODIFICATIONS.

1. The Loan Agreement is hereby modified by deleting all references to Term Loan A, the same having been paid and satisfied in its entirety.

2. The Loan Agreement is hereby modified by deleting the provision regarding Minimum Liquidity.

3. The Loan Agreement is hereby modified by amending the provision regarding Prepayment of Other Debt as follows:

Prepayment of Other Debt. Retire any long-term debt entered into prior to the date of this Agreement at a date in advance of its legal obligation to do so; provided, however, that (a) at any time without penalty or fee, Borrower may prepay indebtedness to Bank, subject to the provisions set forth in the Note,
(b) at any time, Borrower may prepay indebtedness to former shareholders of Ermanco Incorporated (the

"Subordinated Debt") so long as the outstanding principal amount of the Subordinated Debt is not less than $1,500,000.00, (c) simultaneously with making a $500,000.00 principal payment to Bank under the Note, as amended, Borrower may also make a principal payment of $500,000.00 under the Subordinated Debt, and thereafter, Borrower may make cash payments of interest only on the Subordinated Debt provided that (i) Borrower is in full compliance with all Financial Covenants as set forth herein, including without limitation, the Funds Flow Coverage Ratio set forth herein, and (ii) said payments do not cause to exist any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default, and (d) at any time after payment in full of the obligations under the Note, Borrower may prepay all amounts of Subordinated Debt then or thereafter outstanding.

4. Attached hereto as Exhibit "A" is a revised Compliance Certificate which is hereby substituted for the prior Compliance Certificate in its place and stead.

IN WITNESS WHEREOF, Borrower and Bank, on the day and year first written above, have caused this Agreement to be executed under seal.

                                  PARAGON TECHNOLOGIES, INC.


                                  By:  /s/ William R. Johnson             (SEAL)
                                     -------------------------------------
                                       William R. Johnson, President


                                  ERMANCO INCORPORATED


                                  By:  /s/ Ronald J. Semanick             (SEAL)
                                     -------------------------------------
                                       Ronald J. Semanick, Treasurer


                                  WACHOVIA BANK, NATIONAL ASSOCIATION


                                  By:  /s/ Peter Gray                     (SEAL)
                                     -------------------------------------
                                       Peter Gray, Vice President

                                    Exhibit A
                        Quarterly Compliance Certificate
          Borrowers: Paragon Technologies, Inc. and Ermanco Incoporated
                             Account#______________

Wachovia Bank, National Association                       No.   ________________
702 Hamilton Street
Allentown, Pennsylvania 18101                             Date  ________________

I hereby certify that as of ___________ (the "effective date"), the Borrowers are in full and complete compliance with all terms, conditions and covenants contained in that certain Loan Agreement dated June 5, 2003, as amended, between Wachovia Bank, National Association and the Borrowers and all Loan Documents as referenced therein, as amended, including without limitation, the following financial covenants:

1.       Funds Flow Coverage Ratio for the subject quarter is _________ to 1.00, calculated as follows:
                  Quarterly earnings before interest expense, taxes, depreciation, amortization and extraordinary gains (as defined by generally accepted
                  accounting principles) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                  Minus quarterly earnings attributed to SI/BAKER  . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                  Plus quarterly dividends distributed by SI/BAKER . . . . . . . . . . . . . . . . . . . . . . . . $_______________
         (a)      Total . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________

                  Current maturity of long-term debt due and payable for subject quarter . . . . . . . . . . . . . $_______________
                  Quarterly interest expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
         (b)      Total . . . . . . . . . .. . . . . . . . . . .   . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                           (a) Divided by (b) = ________ to 1.00        [not less than 1.25 to 1.00]

2.                Total Liabilities to Net Worth Ratio is ________ to 1.00, calculated as follows:

         (a)      Total Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
         (b)      Total Liabilities (excluding subordinated debt)  . . . . . . . . . . . . . . . . . . . . . . . . $_______________
         (c)      Net Worth (a less b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________

         Total Liabilities (excluding subordinated debt) to Net Worth Ratio (b divided by c) is __________ to 1.00
                           [must be not more than 1.75 to 1.00]

3.       Current Ratio is __________ to 1.00, calculated as follows:

         (a)      Current Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
         (b)      Current Liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                           (a) Divided by (b) = ________ to 1.00 [must be not less than 1.20 to 1.00]

4.       Borrower's Aggregate Debt
                  Borrower's Outstanding Debt (List)
                  Obligations to Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                  Obligations to Other Institutional Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                  Obligations to Shareholders, Subsidiaries and Other Affiliates . . . . . . . . . . . . . . . . . $_______________
                  Capital Lease Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                  Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
         (a)      Total Outstanding Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                  Bank Obligations ($___________)
                  Subordinated Notes to former Ermanco shareholders ($__________)
                           [not to exceed $3,000,000.00]






         (b)      Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                           (a) minus (b) = $________________ [not
                           to exceed $400,000.00]



I hereby certify to the best of the undersigned's knowledge, information, and belief, this above financial information, as derived from each Borrower's accounting records, as true and correct in all material respects, and that no material adverse change in the financial condition of either Borrower has occurred since the effective date of this certification.

                           PARAGON TECHNOLOGIES, INC.

                           By:__________________________________
                           Name:________________________________
                           Title:_______________________________